                                                                   EXHIBIT 99.16

                                    BYLAWS

                                      OF

                              AST RESEARCH, INC.
                              ------------------

                            A Delaware Corporation

                   (as amended, through July 31, 1995)
                                        -------

                               TABLE OF CONTENTS

ARTICLE I.  OFFICES..................................................  1
     Section 1.  Registered Office...................................  1
     Section 2.  Other Offices.......................................  1
     Section 3.  Books...............................................  1

ARTICLE II.  MEETINGS OF STOCKHOLDERS................................  1
     Section 1.  Place of Meetings...................................  1
     Section 2.  Annual Meetings.....................................  1
     Section 3.  Special Meetings....................................  1
     Section 4.  Notification of Business
                   to be Transacted at Meeting.......................  1
     Section 5.  Notice; Waiver of Notice............................  2
     Section 6.  Quorum; Adjournment.................................  2
     Section 7.  Voting..............................................  2
     Section 8.  Stockholder Action by Written Consent
                   Without a Meeting.................................  2
     Section 9.  List of Stockholders Entitled to Vote...............  3
     Section 10.  Stock Ledger.......................................  3
     Section 11.  Inspectors of Election.............................  3
     Section 12.  Organization.......................................  3
     Section 13.  Order of Business..................................  3

ARTICLE III.  DIRECTORS..............................................  3
     Section 1.  Powers..............................................  3
     Section 2.  Number and Election of Directors....................  3
     Section 3.  Vacancies...........................................  4
     Section 4.  Time and Place of Meetings..........................  4
     Section 5.  Annual Meeting......................................  4
     Section 6.  Regular Meetings....................................  5
     Section 7.  Special Meetings....................................  5
     Section 8.  Quorum; Vote Required for Action; Adjournment.......  5
     Section 9.  Action by Written Consent...........................  6
     Section 10.  Telephone Meetings.................................  6
     Section 11.  Committees.........................................  6
     Section 12.  Management Committee...............................  6
     Section 13.  Compensation.......................................  6
     Section 14.  Interested Directors...............................  7

ARTICLE IV.  OFFICERS................................................  7
     Section 1.  Executive Officers..................................  7
     Section 2.  Election; Term of Office and Remuneration...........  7
     Section 3.  Subordinate Officers................................  7
     Section 4.  Removal.............................................  7
     Section 5.  Resignations........................................  8
     Section 6.  Powers and Duties...................................  8

                                      i


ARTICLE V.  STOCK....................................................   8
 Section 1.  Form of Certificates....................................   8
 Section 2.  Signatures..............................................   8
 Section 3.  Lost Certificates.......................................   8
 Section 4.  Transfers...............................................   8
 Section 5.  Registered Owners.......................................   9

ARTICLE VI.  LIMITATION OF LIABILITY.................................   9

ARTICLE VII.  INDEMNIFICATION........................................   9
 Section 1.  Action Other Than by or in the Right of the Corporation.   9
 Section 2.  Action by or in the Right of the Corporation............   9
 Section 3.  Determination of Right of Indemnification...............  10
 Section 4.  Indemnification Against Expenses of Successful Party....  10
 Section 5.  Advances of Expenses....................................  10
 Section 6.  Right of Agent to Indemnification upon Application;
               Procedure Upon Application............................  10
 Section 7.  Other Rights and Remedies...............................  11
 Section 8.  Insurance...............................................  11
 Section 9.  Indemnity Fund..........................................  11
 Section 10.  Constituent Corporations...............................  11
 Section 11.  Other Enterprises, Fines, and
                Serving at Corporation's Request.....................  11
 Section 12.  Indemnification of Other Persons.......................  12
 Section 13.  Savings Clause.........................................  12

ARTICLE VIII.  RECORDS...............................................  12
 Section 1.  Maintenance and Inspection of Share Register............  12
 Section 2.  Maintenance and Inspection of Bylaws....................  13

ARTICLE IX.  GENERAL PROVISIONS......................................  13
 Section 1.  Dividends...............................................  13
 Section 2.  Disbursements...........................................  13
 Section 3.  Fiscal Year.............................................  13
 Section 4.  Corporate Seal..........................................  13
 Section 5.  Record Date.............................................  13
 Section 6.  Voting of Stock Owned by the Corporation................  13
 Section 7.  Construction and Definitions............................  13
 Section 8.  Amendments..............................................  13

                                      ii


                                    BYLAWS

                                      OF

                              AST RESEARCH, INC.
                              -----------------

                            A Delaware Corporation

                                  ARTICLE I

                                   OFFICES

          Section 1.  Registered Office.  The address of the registered office
                      -----------------
of the Corporation in the State of Delaware shall be 1209 Orange Street, Wilmington, New Castle County, Delaware, 19801, and the name of its registered agent at such address is The Corporation Trust Company.

          Section 2.  Other Offices.  The Corporation may also have offices at
                      -------------
such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

          Section 3.  Books.  The books of the Corporation may be kept within or
                      -----
without the State of Delaware as the Board of Directors may from time to time determine or the business of the Corporation may require.

                                   ARTICLE II

                             MEETINGS OF STOCKHOLDERS

          Section 1.  Place of Meetings.  All meetings of the stockholders shall
                      -----------------
be held at such place either within or without the State of Delaware and on such date and at such time as may be designated from time to time by the Board of Directors. If the Board of Directors shall fail to fix such place, the meetings shall be held at the principal executive office of the Corporation.

          Section 2.  Annual Meetings.  Annual meetings of stockholders shall be
                      ---------------
held at a time and date designated by the Board of Directors for the purpose of electing directors and transacting such other business as may properly be brought before the meeting.

          Section 3.  Special Meetings.  Special meetings of stockholders, for
                      ----------------
any purpose or purposes, may be called by the Board of Directors, the Chairman of the Board of Directors, the President, or the holders of shares entitled to cast not less than a majority of the votes at such meeting. Special meetings may not be called by any other person.

          Section 4.  Notification of Business to be Transacted at Meeting.  To
                      ----------------------------------------------------
be properly brought before a meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder entitled to vote at the meeting.

          Section 5.  Notice: Waiver of Notice.  Whenever stockholders are
                      ------------------------
required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, such notice shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the Corporation. A written waiver of any such notice signed by the person entitled thereto, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

          Section 6. Quorum; Adjournment.  Except as otherwise required by law
                     -------------------
or provided by the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of the stockholders. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present or represented. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally noticed. If after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder entitled to vote at the meeting.

          Section 7.  Voting.  Except as otherwise required by law, or provided
                      ------
by the Certificate of Incorporation or these Bylaws, any question brought before any meeting of stockholders shall be decided by the vote of the holders of a majority of the stock represented and entitled to vote thereat. Unless otherwise provided in the Certificate of Incorporation, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy, but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. Elections of directors need not be by ballot unless the Chairman of the meeting so directs or unless a stockholder demands election by ballot at the meeting and before the voting begins.

          Section 8.  Stockholder Action by Written Consent Without a Meeting.
                      -------------------------------------------------------
Any action which may be taken at any annual or special meeting of stockholders may be taken without a meeting and without prior notice, if a consent in writing, setting forth the action so taken, is signed by the holders of all of the outstanding shares of the Corporation. All such consents shall be filed with the Secretary of the Corporation and shall be maintained in the corporate records. Any stockholder giving a written consent, or the stockholder's proxy holders, or a transferee of the shares or a personal representative of the stockholder or their respective proxy holders, may revoke the consent by a writing received by the Secretary of the Corporation before written consents of the number of shares required to authorize the proposed action have been filed with the Secretary.

          Section 9.  List of Stockholders Entitled to Vote.  The officer who
                      -------------------------------------
has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

          Section 10.  Stock Ledger.  The stock ledger of the Corporation shall
                       ------------
be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 9 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

          Section 11.  Inspectors of Election.  In advance of any meeting of
                       ----------------------
stockholders, the Board of Directors may appoint one or more persons (who shall not be candidates for office) as inspectors of election to act at the meeting. If inspectors are not so appointed, or if an appointed inspector fails to appear or fails or refuses to act at a meeting, the Chairman of any meeting of stockholders may, and on the request of any stockholder or his proxy shall, appoint inspectors of election at the meeting. In the event of any dispute between or among the inspectors, the determination of the majority of the inspectors shall be binding.

          Section 12.  Organization.  At each meeting of stockholders the
                       ------------
Chairman of the Board of Directors, if one shall have been elected, (or in his absence or if one shall not have been elected, the President) shall act as chairman of the meeting. The Secretary (or in his absence or inability to act, the person whom the Chairman of the meeting shall appoint secretary of the meeting) shall act as secretary of the meeting and keep the minutes thereof.

          Section 13.  Order of Business.  The order and manner of transacting
                       -----------------
business at all meetings of stockholders shall be determined by the Chairman of the meeting.

                                 ARTICLE III

                                  DIRECTORS

          Section 1.  Powers.  Except as otherwise required by law or provided
                      ------
by the Certificate of Incorporation, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

          Section 2.  Number and Election of Directors.  Directors shall be
                      --------------------------------
elected at each annual meeting of stockholders and each director so elected shall hold office until his successor is duly elected and qualified, or until his earlier death, resignation or removal. Any director may resign at any time effective upon giving written notice to the Board of Directors, unless the notice specifies a later time for such resignation to become effective. Unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. If the resignation of a director is effective at a future time, the Board of Directors may elect a successor prior to such effective time to take office when such resignation becomes effective. Directors need not be stockholders.

          Section 3.  Vacancies.  Except as otherwise set forth herein,
                      ---------
vacancies in the Board of Directors may be filled by a majority of the remaining directors, though less than a quorum, or by a sole remaining director, except that a vacancy created by the removal of a director by the vote or written consent of the stockholders may be filled only by the vote of a majority of the shares entitled to vote represented at a duly held meeting at which a quorum is present, or by the written consent of holders of a majority of the outstanding shares entitled to vote. Each director so elected shall hold office until the next annual meeting of the stockholders and until a successor has been elected and qualified.

          Reference is made to the Stockholder Agreement (the "Stockholder Agreement") dated as of July 31, 1995 by and between the Corporation and Samsung Electronics Co., Ltd. ("Samsung") and to Article 4 thereof. In the event of the death, resignation or removal of a director designated by Samsung in accordance with Section 4.1 of the Stockholder Agreement, such vacancy shall be filled by the remaining directors only by another person designated by Samsung. In the event of the death, resignation or removal of a director not designated by Samsung in accordance with the Stockholder Agreement, during the Standstill Period, as defined therein, such vacancy may be filled by the remaining directors only by another person designated by those directors not designated by Samsung.

          A vacancy or vacancies in the Board of Directors shall be deemed to exist in the event of the death, resignation, or removal of any director, or if the authorized number of directors is increased, or if the stockholders fail, at any meeting of stockholders at which any director or directors are elected, to elect the number of directors to be voted for at that meeting.

          The stockholders may elect a director or directors at any time to fill any vacancy or vacancies not filled by the directors, but any such election by written consent shall require the consent of a majority of the outstanding shares entitled to vote.

          No reduction of the authorized number of directors shall have the effect of removing any director before that director's term of office expires.

          Section 4.  Time and Place of Meetings.  The Board of Directors shall
                      --------------------------
hold its meetings at such place, either within or without the State of Delaware, and at such time as may be determined from time to time by the Board of Directors.

          Section 5.  Annual Meeting.  The Board of Directors shall meet for the
                      --------------
purpose of organization, the election of officers and the transaction of other business, as soon as practicable after each annual meeting of stockholders, on the same day and at the same place where such annual meeting shall be held. Notice of such meeting need not be given. In the event such annual meeting is not so held, the annual meeting of the Board of Directors may be held at such place, either within or without the State of Delaware, on such date and at such time as shall be specified in a notice thereof given as hereinafter provided in
Section 7 of this Article III or in a waiver of notice thereof.

          Section 6.  Regular Meetings.  Regular meetings of the Board of
                      ----------------
Directors may be held at such places within or without the State of Delaware at such date and time as the Board of Directors may from time to time determine and, if so determined by the Board of Directors, notices thereof need not be given.

          Section 7.  Special Meetings.  Special meetings of the Board of
                      ----------------
Directors may be called by the Chairman of the Board, the President, by any Vice President, the Secretary or by any two directors, provided that at any special meeting called during the Standstill Period (as defined in the Stockholder Agreement) by directors designated by Samsung, there shall not be a quorum (including for purposes of Section 8) unless a majority of the directors present are directors not designated by Samsung. Notice of the date, time and place of special meetings shall be delivered personally or by telephone to each director or sent by first class mail or telegram, charges prepaid, addressed to each director at the director's address as it is shown on the records of the Corporation. In case the notice is mailed, it shall be deposited in the United States mail at least five days before the time of the holding of the meeting.
In case the notice is delivered personally or by telephone or telegram, it shall be delivered personally or by telephone or to the telegraph company at least 48 hours before the time of the holding of the meeting. The notice need not specify the purpose of the meeting.

          Section 8.  Quorum; Vote Required for Action: Adjournment.  Except as
                      ---------------------------------------------
otherwise required by law, or provided in the Certificate of Incorporation or these Bylaws (including, without limitation, Section 7), a majority of the directors shall constitute a quorum for the transaction of business at all meetings of the Board of Directors and the affirmative vote of not less than a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting, from time to time, without notice other than announcement at the meeting, until a quorum shall be present. A meeting at which a quorum is initially present may continue to transact business, notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum to conduct that meeting. When a meeting is adjourned to another time or place (whether or not a quorum is present), notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Board of Directors may transact any business which might have been transacted at the original meeting.

          Notwithstanding anything to the contrary herein, two-thirds (2/3) of the directors shall be required to constitute a quorum for, and the affirmative vote of not less than two-thirds (2/3) of all the directors shall be required to approve, any action that would (i) amend that certain Amended and Restated Rights Agreement between the Corporation and American Stock Transfer & Trust Company as Successor Rights Agent dated as of January 28, 1994, as amended by the First Amendment thereto dated as of March 1, 1995, or any new stockholder rights plan; or (ii) adopt any new stockholder rights plan, if such amendment or new stockholder rights plan does not contain provisions equivalent to those set forth in such First Amendment for the benefit of Samsung.

          Section 9.  Action by Written Consent.  Unless otherwise restricted by
                      -------------------------
the Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

          Section 10.  Telephone Meetings.  Unless otherwise restricted by the
                       ------------------
Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee, as the case may be, by conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other. Participation in a meeting pursuant to this Section 10 shall constitute presence in person at such meeting.

          Section 11.  Committees.  The Board of Directors may, by resolution
                       ----------
passed by a majority of the entire Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any such committee, who may replace any absent or disqualified member at any meeting of the committee. Any committee, to the extent allowed by law and as provided in the resolution establishing such committee, shall have and may exercise all the power and authority of the Board of Directors in the management of the business and affairs of the Corporation. Each committee shall report to the Board of Directors when required.

          Section 12.  Management Committee.  Reference is made to the
                       --------------------
Stockholder Agreement and to Article 7 thereof. The Corporation shall have a Management Committee of the Board of Directors which shall have and may exercise the power and authority of the Board of Directors to the extent, and under the circumstances set forth, in said Article 7. The Management Committee shall consist of those members of the Board of Directors designated by Samsung in accordance with the Stockholder Agreement, the Chief Executive Officer of the Corporation, if he shall be a director (or, if he is not then a director, another director who is an employee of the Corporation), and up to a maximum of four (4) directors who are not officers or employees of the Corporation. In the event there shall be more than four directors who were not designated by Samsung and are not officers or employees of the Corporation at a time when the Management Committee is authorized to act in accordance with the foregoing, those directors of the Corporation who were not designated by Samsung shall select the four such directors who shall be members of the Management Committee in addition to the Chief Executive Officer (or, if he is not then a director, another director who is an employee of the Corporation) and the Directors designated by Samsung, and unless and until such selection is made the Management Committee shall consist solely of the directors designated by Samsung and the Chief Executive Officer of the Corporation (or, if he is not then a director, another director who is an employee of the Corporation).

          Section 13.  Compensation.  The directors may be paid such
                       ------------
compensation for their services as the Board of Directors shall from time to time determine.

          Section 14.  Interested Directors.  No contract or transaction between
                       --------------------
the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or the committee thereof which authorizes the contract or traction, or solely because his or their votes are counted for such purpose if: (i) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to his or their relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                  ARTICLE IV

                                   OFFICERS

          Section 1.  Executive Officers.  The executive officers of the
                      ------------------
Corporation shall be a President, a Chief Executive Officer, a Chief Financial Officer and a Secretary. The Secretary shall have the duty, among other things, to record the proceedings of the meetings of stockholders and directors in a book kept for that purpose. The Corporation may also have such other executive officers, including one or more Vice Presidents, as the Board may in its discretion appoint. The Board of Directors, if it so determines, may appoint a Chairman of the Board and a Vice Chairman of the Board from among its members, but such titles shall not confer upon such Board members executive officer status. Any number of offices may be held by the same person.

          Section 2.  Election, Term of Office and Remuneration.  The executive
                      -----------------------------------------
officers of the Corporation shall be elected annually by the Board of Directors at the annual meeting or a regular meeting thereof. Each such officer shall hold office at the discretion of the Board of Directors until his successor is elected and qualified, or until his earlier death, resignation or removal. The remuneration of all officers of the Corporation shall be fixed by the Board of Directors. Any vacancy in any office shall be filled in such manner as the Board of Directors shall determine.

          Section 3.  Subordinate Officers.  In addition to the executive
                      --------------------
officers enumerated in Section 1 of this Article IV, the Corporation may have one more assistant treasurers and assistant secretaries and such other subordinate officers, agents and employees as the Board of Directors may deem necessary, each of whom shall hold office for such period as the Board of Directors may from time to time determine. The Board of Directors may delegate to any executive officer the power to appoint and to remove any such subordinate officers, agents or employees.

          Section 4.  Removal.  Except as otherwise delegated to an executive
                      -------
officer with respect to subordinate officers, any officer may be removed, with or without cause, at any time, by resolution adopted by the Board of Directors or by the Management Committee as provided in Article III Section 12. Such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation.

          Section 5.  Resignations.  Any officer may resign at any time by
                      ------------
giving written notice to the Board of Directors (or to a principal officer if the Board of Directors has delegated to such principal officer the power to appoint and to remove such officer). The resignation of any officer shall take effect upon receipt of notice thereof or at such later time as shall be specified in such notice; unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

          Section 6.  Powers and Duties.  The Board of Directors may designate
                      -----------------
an officer as the Chief Executive Officer. The Chief Executive Officer shall, subject to the direction and control of the Board of Directors, be the general manager of, and supervise and direct, the business and affairs of the Corporation and the conduct of the officers of the Corporation. The other officers of the Corporation shall have such powers and perform such duties incident to each of their respective offices and such other duties as may from time to time be conferred upon or assigned to them by the Board of Directors or the Chief Executive Officer.

                                  ARTICLE V

                                    STOCK

          Section 1.  Form of Certificates.  Every holder of stock in the
                      --------------------
Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by him in the Corporation.

          Section 2.  Signatures.  Any, or all, of the signatures on the
                      ----------
certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

          Section 3.  Lost Certificates.  The Corporation may issue a new
                      -----------------
certificate to be issued in place of any certificate theretofore issued by the Corporation, alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen or destroyed. The Corporation may, in its discretion and as a condition precedent to the issuance of such new certificate, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond (or other security) sufficient to indemnify it against any claim that may be made against the Corporation (including any expense or liability) on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

          Section 4.  Transfers.  Stock of the Corporation shall be transferable
                      ---------
in the manner prescribed by law and in these Bylaws or in any agreement with the stockholder making the transfer. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by his attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued.

          Section 5.  Registered Owners.  The Corporation shall be entitled to
                      -----------------
recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

                                   ARTICLE VI

                             LIMITATION OF LIABILITY

          No person shall be liable to the Corporation for any loss or damage suffered by it on account of any action taken or omitted to be taken by him as a director or officer of the Corporation if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to any criminal matter, had no reasonable cause to believe that his conduct was unlawful.

                                 ARTICLE VII

                               INDEMNIFICATION

          Section 1.  Action Other Than by or in the Right of the Corporation.
                      -------------------------------------------------------
Subject to Section 3 of this Article VII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether external or internal to the Corporation, (other than a judicial action or suit brought by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise (all such persons being referred to hereafter as an "Agent"), against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

          Section 2.  Action by or in the Right of the Corporation.  The
                      --------------------------------------------
Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed judicial action or suit brought by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was an Agent (as defined in Section 1) against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or other such court shall deem proper.

          Section 3.  Determination of Right of Indemnification.  Any
                      -----------------------------------------
indemnification under Sections 1 or 2 (unless ordered by a court) shall be made by the Corporation unless a determination is reasonably and promptly made (i) by the Board by a majority vote of a quorum consisting of directors who are or were not parties to such action, suit or proceeding, or (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (iii) by the stockholders, that such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe that his conduct was unlawful.

          Section 4.  Indemnification Against Expenses of Successful Party.
                      ----------------------------------------------------
Notwithstanding the other provisions of this Article, to the extent that an Agent has been successful on the merits or otherwise, including the dismissal of an action without prejudice or the settlement of an action without admission of liability, in defense of any proceeding or in defense of any claim, issue or matter therein, such Agent shall be indemnified against all expenses incurred in connection therewith.

          Section 5.  Advances of Expenses.  Except as limited by Section 6 of
                      --------------------
this Article VII, expenses incurred in defending or investigating any action, suit, proceeding or investigation shall be paid by the Corporation in advance of the final disposition of such matter, if the Agent shall undertake to repay such amount in the event that it is ultimately determined, as provided herein, that such person is not entitled to indemnification. However, no advance shall be made by the Corporation if a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors, or (if such a quorum is not obtainable or, even if obtainable, a quorum of disinterested directors so directs) by independent legal counsel in a written opinion, that, based upon the facts known to the Board or counsel at the time such determination is made, such person acted in bad faith and in a manner that such person did not believe to be in or not opposed to the best interest of the Corporation, or, with respect to any criminal proceeding, that such person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Board or independent legal counsel reasonably determines that such person deliberately breached his duty to the Corporation or its stockholders.

          Section 6.  Right of Agent to Indemnification Upon Application;
                      ---------------------------------------------------
Procedure Upon Application.  Any indemnification under Sections 2, 3, and 4, or
--------------------------
advance under Section 5 of this Article VII, shall be made promptly and in any event within 45 days, upon the written request of the Agent, unless with respect to applications under Sections 2, 3, or 5, a determination is reasonably and promptly made by the Board of Directors by a majority vote of a quorum of disinterested directors that such Agent acted in a manner set forth in such Sections as to justify the Corporation's not indemnifying or making an advance to the Agent. In the event no quorum of disinterested directors is obtainable, the Board of Directors shall promptly direct that independent legal counsel shall decide whether the Agent acted in the manner set forth in such Sections as to justify the Corporation's not indemnifying or making an advance to the Agent. The right to indemnification or advances as granted by this Article VII shall be enforceable by the Agent in any court of competent jurisdiction if the Board or independent legal counsel denies the claim, in whole or in part, or if no disposition of such claim is made within 45 days. The Agent's expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

          Section 7.  Other Rights and Remedies.  The indemnification provided
                      -------------------------
by this Article VII shall not be deemed exclusive of any other rights to which an Agent seeking indemnification may be entitled under any Bylaw, agreement, vote of stockholders or disinterested directors, court order or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, since it is the policy of the Corporation that indemnification of Agents shall be made to the fullest extent permitted by law. The indemnification provided by this Article shall continue as to a person who has ceased to be an Agent and shall inure to the benefit of the heirs, executors and administrators of such a person. All rights to indemnification under this Article shall be deemed to be provided by a contract between the Corporation and the Agent who serves in such capacity at any time while these Bylaws and other relevant provisions of the General Corporation Law of the State of Delaware and other applicable law, if any, are in effect. Any repeal or modification thereof shall not affect any rights or obligations then existing.

          Section 8.  Insurance.  The Corporation may purchase and maintain
                      ---------
insurance on behalf of any person who is or was an Agent against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article.

          Section 9.  Indemnity Fund.  Upon resolution passed by the Board, the
                      --------------
Corporation may establish a trust or other designated account, grant a security interest or use other means (including, without limitation, a letter of credit), to ensure the payment of certain of its obligations arising under this Article and/or agreements which may be entered into between the Company and its officers and directors from time to time.

          Section 10.  Constituent Corporations.  For the purposes of this
                       ------------------------
Article, references to "the Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would had he served such constituent corporation in the same capacity.

          Section 11.  Other Enterprises, Fines, and Serving at Corporation's
                       ------------------------------------------------------
Request.  For purposes of this Article, references to "other enterprise" in
-------
Sections 1 and 10 shall include employee benefit plans; references to "fines" shall include any excise taxes assessed a person with respect to any employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director or officer of the Corporation which imposes duties on, or involves services by, such director or officer with respect to any employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article.

          Section 12.  Indemnification of Other Persons.  The provisions of this
                       --------------------------------
Article VII shall not be deemed to preclude the indemnification of any person who is not an Agent (as defined in Section 1), but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware or otherwise. The Corporation may, in its sole discretion, indemnify an employee, trust or other agent as permitted by the General Corporation Law of the State of Delaware. The Corporation shall indemnify an employee, trustee or other agent where required by law.

          Section 13.  Savings Clause.  If this Article or any portion thereof
                       --------------
shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Agent against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, and whether internal or external, including a grand jury proceeding and an action or suit brought by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article that shall not have been invalidated, or by any other applicable law.

                                 ARTICLE VIII

                                   RECORDS

          Section 1.  Maintenance and Inspection of Share Register.  The
                      --------------------------------------------
Corporation shall keep at its principal executive office, or at the office of its transfer agent or registrar, if either be appointed and as determined by resolution of the Board of Directors, a record of its stockholders, giving the names and addresses of all stockholders and the number and class of shares held by each stockholder.

          A stockholder or stockholders of the Corporation holding at least 5% in the aggregate of the outstanding voting shares of the Corporation or who hold at least l% of such voting shares and have filed a Schedule 14B with the United States Securities and Exchange Commission relating to the election of directors of the Corporation may (i) inspect and copy the records of stockholders' names and addresses and stockholdings during usual business hours on 5 days' prior written demand on the Corporation, or (ii) obtain from the transfer agent of the Corporation, on written demand and on the tender of such transfer agent's usual charges for such list, a list of the stockholders' names and addresses, who are entitled to vote for the election of directors, and their stockholdings, as of the most recent record date for which that list has been compiled or as of a date specified by the stockholder after the date of demand. This list shall be made available to any such stockholder by the transfer agent on or before the later of 5 days after the demand is received or the date specified in the demand as the date as of which the list is to be compiled. The record of stockholders shall also be open to inspection on the written demand of any stockholder or holder of a voting trust certificate, at any time during usual business hours, for a purpose reasonably related to the holder's interests as a stockholder or as the holder of a voting trust certificate. Any inspection and copying under this Section I may be made in person or by an agent or attorney of the stockholder or holder of a voting trust certificate making the demand.

          Section 2.  Maintenance and Inspection of Bylaws.  The Corporation
                      ------------------------------------
shall keep at its principal executive office, the original or a copy of these Bylaws, as amended, to date, which shall be open to inspection by the stockholders at all reasonable times during office hours.

                                  ARTICLE IX

                              GENERAL PROVISIONS

          Section 1.  Dividends.  Subject to limitations contained in the
                      ---------
General Corporation Law of the State of Delaware and the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of capital stock of the Corporation, which dividends may be paid either in cash, securities of the Corporation or other property.

          Section 2.  Disbursements.  All checks or demands for money and notes
                      -------------
of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

          Section 3.  Fiscal Year.  The fiscal year of the Corporation shall be
                      -----------
fixed by resolution of the Board of Directors.

          Section 4.  Corporate Seal.  The Corporation shall have a corporate
                      --------------
seal in such form as shall be prescribed by the Board of Directors.

          Section 5.  Record Date.  In order that the Corporation may determine
                      -----------
the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than 60 days nor less than ten days before the date of such meeting, nor more than 60 days prior to any other action. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting. Stockholders on the record date are entitled to notice and to vote or to receive the dividend, distribution or allotment of rights or to exercise the rights, as the case may be, notwithstanding any transfer of any shares on the books of the Corporation after the record date, except as otherwise provided by agreement or by applicable law.

          Section 6.  Voting of Stock Owned by the Corporation.  The Board of
                      ----------------------------------------
Directors may authorize any person, on behalf of the Corporation, to attend, vote and grant proxies to be used at any meeting of stockholders of any corporation (except this Corporation) in which the Corporation may hold stock.

          Section 7.  Construction and Definitions.  Unless the context requires
                      ----------------------------
otherwise, the general provisions, rules of construction and definitions in the General Corporation law of the State of Delaware shall govern the construction of these Bylaws.

          Section 8.  Amendments.  Subject to the General Corporation Law of the
                      ----------
State of Delaware, the Certificate of Incorporation and these Bylaws, the Board of Directors may by majority vote of those present at any meeting at which a quorum is present amend or repeal these Bylaws, or enact other Bylaws as in their judgment may be advisable for the regulation of the conduct of the affairs of the Corporation. Unless otherwise restricted by the Certificate of Incorporation, these Bylaws may be altered, amended or repealed at any annual meeting of the stockholders (or at any special meeting thereof duly called for that purpose) by a majority of the combined voting power of the then outstanding shares of capital stock of all classes and series of the Corporation entitled to vote generally in the election of directors, voting as a single class, provided that, in the notice of any such special meeting, notice of such purpose shall be given.

          Notwithstanding anything to the contrary herein, no amendment shall be made to the second paragraph of Article III Section 3, Article III Section 7, the second paragraph of Article III Section 8, Article III Section 12, Article IV Section 4, Article VI, or Article VII hereof, or this Article IX Section 8, except with the approval of a majority of the directors designated by Samsung in accordance with the Stockholder Agreement (or, in the case of amendments to Article VI or Article VII, to the extent required by law or the fiduciary obligations of the Board of Directors as provided in Section 4.6 of the Stockholder Agreement).